Exhibit 10.1

Execution Copy

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO.7 TO LOAN AND SECURITY AGREEMENT, dated as of December 28, 2012 (this “Amendment No. 7”), is by and among Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), in its capacity as agent pursuant to the Loan Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Viasystems Technologies Corp., L.L.C., a Delaware limited liability company (“Technologies”), Viasystems Corporation, an Oregon corporation formerly known as Merix Corporation (“Merix”), Viasystems North America, Inc., a Delaware corporation formerly known as DDi Corp. (“DDi Corp.”), DDi Intermediate Holdings Corp., a California corporation (“DDi Intermediate”), DDi Capital Corp., a California corporation (“DDi Capital”), DDi Global Corp. a California corporation (“DDi Global”), DDi Sales Corp., a Delaware corporation (“DDi Sales”), DDi North Jackson Corp., an Ohio corporation (“DDi NJC”), DDi Milpitas Corp., a Delaware corporation (“DDi Milpitas”), Coretec Holdings Inc., a Delaware corporation (“Coretec Holdings”), DDi Cleveland Holdings Corp., a Delaware corporation (“DDi Cleveland Holdings”), DDi Denver Corp., a Colorado corporation (“DDi Denver”), Coretec Building Inc., a Colorado corporation (“Coretec Building”), DDi Cleveland Corp., an Ohio corporation (“DDi Cleveland”), and Trumauga Properties, Ltd., an Ohio limited liability company, (“Trumauga” and together with Merix, Technologies, DDi Corp., DDi Intermediate, DDi Capital, DDi Global, DDi Sales, DDi NJC, DDi Milpitas, Coretec Holdings, DDi Cleveland Holdings, DDi Denver, Coretec Building and DDi Cleveland, each a “Borrower” and collectively, “Borrowers”), Viasystems, Inc., a Delaware corporation (“Parent”), Viasystems International, Inc., a Delaware corporation (“International”) and Merix Asia, Inc., an Oregon corporation (“Asia” and together with Parent and International, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors are parties to financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of February 16, 2010, by and among Agent, Lenders, Borrowers and Guarantors, as amended or supplemented by Amendment No. 1 to Loan and Security Agreement, dated as of March 24, 2010, Amendment No. 2 to Loan and Security Agreement and Waiver, dated as of August 2, 2011, Amendment No. 3 to Loan and Security Agreement, dated as of December 8, 2011, Amendment No. 4 to Loan and Security Agreement and Consent, dated as of April 3, 2012, Amendment No. 5 to Loan and Security Agreement and Other Financing Documents and Consent, dated as of April 16, 2012, Amendment No. 6 to Loan and Security Agreement and Waiver, dated as of April 30, 2012, and Borrower Joinder Agreement, dated June 27, 2012 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and all other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 7 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement and Agent and Lenders have agreed to make such amendments, subject to the terms and conditions set forth herein;

WHEREAS, by this Amendment No. 7, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments on the terms and subject to the conditions contained herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, in correct alphabetical sequence the following definitions:

(i) “Amendment No. 7” shall mean Amendment No. 7 to Loan and Security Agreement, dated as of December 21, 2012, by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 7 Effective Date” shall mean the first date on which the conditions precedent set forth in Section 3 of Amendment No. 7 are satisfied.

(b) Amendments to Definitions.

(i) Eligible Equipment. The definition of “Eligible Equipment” in Section 1.43 of the Loan Agreement is hereby amended by deleting the phrase “on the date hereof” and substituting “on the Amendment No. 7 Effective Date” therefor.

(ii) Equipment Availability. The definition of “Equipment Availability” in Section 1.48 of the Loan Agreement is hereby amended by deleting the proviso to such Section in its entirety and substituting the following therefor: “provided, that, the Equipment Availability shall be reduced, as of the first day of each month, commencing on February 1, 2013, by an amount equal to $333,333.33.”

(c) Interpretation. For purposes of this Amendment No. 7, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 7.

2. Representations, Warranties and Covenants.

(a) Each Borrower and Guarantor, jointly and severally, represents and warrants to Agent and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy of which are a continuing condition of the making or providing of any Loans to Borrowers:

(i) this Amendment No. 7 and each other agreement (if any) to be executed and delivered by each Borrower and Guarantor in connection herewith, with, to or in favor of Agent or Lenders (together with this Amendment No. 7, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor, and is in full force and effect, and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their terms, except as expressly modified or waived hereby and as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;

(ii) no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other Person, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment No. 7 and the other Amendment Documents;

(iii) on the date hereof, no Default or Event of Default exists or has occurred and is continuing; and

(iv) the execution, delivery and performance of this Amendment No. 7 and the other Amendment Documents (A) is within each Borrower’s and Guarantor’s limited liability company or corporate powers and (B) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation or formation, operating agreement, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Indenture) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property is bound.

3. Conditions Precedent. This Amendment No. 7 shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received counterparts of this Amendment No. 7, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders; and

(b) no Default or Event of Default shall exist or have occurred and be continuing.

4. General.

(a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment No. 7 and the other Financing Agreements, the terms of this Amendment No. 7 shall control.

(b) Governing Law. The validity, interpretation and enforcement of this Amendment No. 7 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(c) Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 7 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 7 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, ANY AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d) Binding Effect. This Amendment No. 7 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(e) Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(f) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 7.

(g) Entire Agreement. This Amendment No. 7, together with the other Amendment Documents, represent the entire agreement and understanding concerning the subject matter hereof and thereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof and thereof, whether oral or written.

(h) Counterparts, etc. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 7 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 7. Any party delivering an executed counterpart of this Amendment No. 7 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 7, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 7.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered by their authorized officers as of the date first above written.

BORROWERS

VIASYSTEMS CORPORATION, formerly known as Merix Corporation

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

VIASYSTEMS TECHNOLOGIES CORP., L.L.C.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: Sr. VP and CFO

VIASYSTEMS NORTH AMERICA, INC.,

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI INTERMEDIATE HOLDINGS CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI CAPITAL CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI GLOBAL CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

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DDI SALES CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI NORTH JACKSON CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI MILPITAS CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

CORETEC HOLDINGS INC.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI CLEVELAND HOLDINGS CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

DDI DENVER CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

CORETEC BUILDING INC.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

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DDI CLEVELAND CORP.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

TRUMAUGA PROPERTIES, LTD.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP, CFO and Treasurer

GUARANTORS

VIASYSTEMS, INC.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: Sr. VP and CFO

VIASYSTEMS INTERNATIONAL, INC.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: Sr. VP and CFO

MERIX ASIA, INC.

By:	/s/ Gerald G. Sax
Name: Gerald G. Sax
Title: VP

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AGENT

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), as Agent

By:	/s/ Barry Felker
Name: Barry Felker
Title: Vice President

LENDERS

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England)

By:	/s/ Barry Felker
Name: Barry Felker
Title: Vice President